First Quarter 2026 Supplemental Exhibit 99.2

Disclaimers Forward-Looking Statements Certain statements contained in this supplemental, filed in conjunction with the First Quarter 2026 Earnings Press Release, including statements relating to American Healthcare REIT, Inc.'s (the "Company") expectations regarding its performance, interest expense, balance sheet, net income or loss attributable to common stockholders and per diluted share, NAREIT FFO attributable to common stockholders and per diluted share, NFFO attributable to common stockholders and per diluted share, NOI growth, total portfolio Same-Store NOI growth, segment-level Same-Store NOI growth, Occupancy, revenue growth, purchases and sales of assets, development plans, and the settlement of forward sale agreements may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in those acts. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “focus,” “seek,” “objective,” “goal,” “strategy,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “long-term,” “once,” “should,” “could,” “would,” “might,” “uncertainty,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this supplemental. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of, and assumptions made by, the Company's management and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied therein, including, without limitation, changing macroeconomic conditions, domestic legal and fiscal policies, and geopolitical conditions and other risks disclosed in the Company’s periodic reports as filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement. 2

Disclaimers Non-GAAP Financial Measures The Company’s reported results are presented in accordance with GAAP. The Company also discloses the following non-GAAP financial measures: EBITDA, Adjusted EBITDA, Net Debt-to-Annualized Adjusted EBITDA, NAREIT FFO, NFFO, NOI and Same-Store NOI. The Company believes these non-GAAP financial measures are useful supplemental measures of its operating performance and used by investors and analysts to compare the operating performance of the Company between periods and to other REITs or companies on a consistent basis without having to account for differences caused by unanticipated and/or incalculable items. Definitions of the non-GAAP financial measures used herein and reconciliations to the most directly comparable financial measure calculated in accordance with GAAP can be found at the end of this Supplemental. See below for further information regarding the Company's non-GAAP financial measures. EBITDA and Adjusted EBITDA Management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA to facilitate internal and external comparisons to our historical operating results and in making operating decisions. EBITDA and Adjusted EBITDA are widely used by investors, lenders, credit and equity analysts in the valuation, comparison, and investment recommendations of companies. Additionally, EBITDA and Adjusted EBITDA are utilized by our Board of Directors to evaluate management. Neither EBITDA nor Adjusted EBITDA represents net income (loss) or cash flows provided by operating activities as determined in accordance with GAAP and should not be considered as alternative measures of profitability or liquidity. Finally, EBITDA and Adjusted EBITDA may not be comparable to similarly entitled items reported by other REITs or other companies. In addition, management uses Net Debt-to-Annualized Adjusted EBITDA as a measure of our ability to service our debt. NAREIT Funds from Operations (FFO) and Normalized Funds from Operations (NFFO) We believe that the use of FFO, which excludes the impact of real estate-related depreciation and amortization and impairments, provides a further understanding of our operating performance to investors, industry analysts and our management, and when compared year over year, reflects the impact on our operations from trends in Occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, which may not be immediately apparent from net income (loss) as determined in accordance with GAAP. However, FFO and NFFO should not be construed to be (i) more relevant or accurate than the current GAAP methodology in calculating net income (loss) as an indicator of our operating performance, (ii) more relevant or accurate than GAAP cash flows from operations as an indicator of our liquidity or (iii) indicative of funds available to fund our cash needs, including our ability to make distributions to our stockholders. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and NFFO measures and the adjustments to GAAP in calculating FFO and NFFO. Presentation of this information is intended to provide useful information to investors, industry analysts and management as they compare the operating performance metrics used by the REIT industry, although it should be noted that some REITs may use different methods of calculating funds from operations and normalized funds from operations, so comparisons with such REITs may not be meaningful. Net Operating Income We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are appropriate supplemental performance measures to reflect the performance of our operating assets because NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI exclude certain items that are not associated with the operations of the properties. We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are widely accepted measures of comparative operating performance in the real estate community and are useful to investors in understanding the profitability and operating performance of our property portfolio. However, our use of the terms NOI, Cash NOI, Pro-Rata Cash NOI and Same- Store NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing these amounts. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are not equivalent to our net income (loss) as determined under GAAP and may not be a useful measure in measuring operational income or cash flows. Furthermore, NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be considered as alternatives to net income (loss) as an indication of our operating performance or as an alternative to cash flows from operations as an indication of our liquidity. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be construed to be more relevant or accurate than the GAAP methodology in calculating net income (loss). NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should be reviewed in conjunction with other measurements as an indication of our performance. 3

Overview [1] (as of 3/31/2026)

(dollars in thousands, except per share)

Portfolio Overview

	Campuses/ Properties	Beds/Units [2]	Leased % [3]	Weighted Average Lease Term (years)	Pro-Rata [4] Annualized Cash NOI	
Integrated Senior Health Campuses (ISHC)	149	15,222	89.9%	–	$314,080	59.8%
Senior Housing Operating Properties (SHOP)	87	7,486	88.9%	–	103,120	19.6%
Outpatient Medical (OM)	71	3,685	88.2%	5.0	72,668	13.9%
Triple-Net Leased Properties	18	1,420	90.5%	12.4	30,532	5.8%
Debt Security Investment	–	–	–	–	4,632	0.9%
Total	**325**			**6.7**	**$525,032**	**100.0%**

Same-Store NOI Performance [4]

	Campuses / Properties	Q1 2025	Q1 2026	% Change
ISHC	115	$59,109	$67,675	14.5%
SHOP	64	12,227	14,636	19.7%
OM	65	16,981	17,249	1.6%
Triple-Net Leased Properties	17	7,143	7,474	4.6%
Total	**261**	**$95,460**	**$107,034**	**12.1%**

Earnings Metrics [4]

	Q1 2025	Q1 2026	% Change
NAREIT FFO per share - diluted	$0.35	$0.48	37.1%
Normalized FFO per share - diluted	$0.38	$0.50	31.6%

Balance Sheet Metrics

	Coverage
Interest Coverage Ratio	6.4X
Fixed Charge Coverage Ratio	4.9X
Net Debt-to-Annualized Adjusted EBITDA	3.0X

Pro-Rata Annualized Cash NOI



Triple-Net Leased Properties 5.8%
Debt Security Investment 0.9%
OM 13.9%
ISHC 59.8%
SHOP 19.6%

(1) Represents all properties at Pro-Rata ownership based upon current quarter's ownership percentage.
(2) OM represents GLA in thousands, rather than Beds/Units.
(3) Occupancy for ISHC, SHOP, and Triple-Net Leased Properties is reported as a quarterly average, while OM Occupancy is reported on a quarter-end spot basis. Triple-Net Leased Properties exclude Hospitals.
(4) See reconciliations in the appendix of this presentation. Annualized Cash NOI shown as current quarter Cash NOI multiplied by four.
Note: Except as otherwise noted, all data herein is presented on a consolidated basis. The contents of this Supplemental are unaudited and totals may not add due to rounding.

American Healthcare REIT

4

Integrated Senior Health Campuses

(dollars in thousands)

Total Portfolio	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Campuses	127	126	135	149	149
IL/AL/MC units	5,640	5,540	6,154	6,890	6,947
SNF beds	7,410	7,327	7,601	8,275	8,275
Consolidated total beds/units	13,050	12,867	13,755	15,165	15,222
Total average Occupancy	88.4%	88.8%	89.6%	90.1%	89.9%
IL/AL/MC average Occupancy	87.5%	89.3%	91.4%	91.9%	90.4%
SNF average Occupancy	89.1%	88.5%	88.2%	88.7%	89.4%
Cash revenue[1]	$427,212	$428,149	$455,453	$472,577	$502,743
Operating expenses	366,996	360,136	386,254	401,798	424,223
Cash NOI[1]	$60,216	$68,013	$69,199	$70,779	$78,520
Cash NOI Margin %	14.1%	15.9%	15.2%	15.0%	15.6%
Maintenance Capex	$4,109	$3,711	$4,863	$5,026	$4,657

Same-Store	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q1 2026 vs Q1 2025
Campuses	115	115	115	115	115	
Consolidated beds/units	11,714	11,709	11,711	11,708	11,710	
Total average Occupancy	89.0%	88.9%	90.1%	90.5%	91.2%	220 bps
IL/AL/MC average Occupancy	88.6%	89.9%	91.7%	92.0%	91.9%	327 bps
SNF average Occupancy	89.2%	88.2%	88.9%	89.3%	90.6%	139 bps
Same-Store revenue[1]	$314,446	$317,152	$329,813	$333,382	$336,108	6.9%
Same-Store operating expenses	255,337	255,702	267,186	269,466	268,433	5.1%
Compensation	159,956	162,463	168,737	174,823	170,418	6.5%
Controllable[2]	85,184	82,842	88,503	87,008	88,211	3.6%
Non-Controllable[3]	10,197	10,397	9,946	7,635	9,805	(3.8%)
Same-Store NOI[1]	$59,109	$61,450	$62,627	$63,916	$67,675	14.5%
Same-Store NOI Margin %	18.8%	19.4%	19.0%	19.2%	20.1%	134 bps

(1) See reconciliations in the appendix of this presentation.
(2) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(3) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT

5

ISHC Revenue per Payor and Bed Type Average Daily Rate % of Resident Days % of Revenue Q1 2025 Q1 2026 Q1 2025 Q1 2026 % change Consolidated Medicare Medicare Advantage Private Managed care/insurance Medicaid Total skilled nursing Total senior housing Ancillary revenue Total $697.00 $718.76 3.1% 5.7% 6.1% 4.4% 1.1% 4.0% 3.5% (5.5%) 1.0% 12.2% 6.8% 11.0% 7.7% 10.6% 0.3% 23.5% 53.1% 46.9% 0.0% 24.3% 11.0% 13.2% 0.4% 22.6% 71.5% 24.6% 3.9% 22.2% 13.0% 12.8% 0.3% 20.9% 69.2% 27.1% 3.7% $569.96 $402.24 $407.81 $311.15 $602.56 $426.65 $425.94 $314.53 $462.76 $204.91 $12.92 11.5% 0.4% 25.5% 56.4% 43.6% 0.0% $445.17 $197.91 $13.67 $348.18 $351.78 100.0% 100.0% 100.0% 100.0% Quality Mix 74.5% 76.5% 77.4% 79.1% Same-Store Medicare $697.68 $570.11 $722.65 $607.79 $429.60 $430.40 $325.58 $471.27 $208.26 $354.94 3.6% 6.6% 6.4% 6.5% 3.7% 5.0% 4.8% 4.6% 12.4% 6.9% 11.7% 8.1% 25.5% 11.6% 13.5% 0.4% 23.3% 74.3% 25.7% 100.0% 23.7% 13.9% 13.5% 0.4% 22.5% 74.0% 26.0% 100.0% Medicare Advantage Private Managed care/insurance Medicaid Total skilled nursing Total senior housing $403.63 $404.05 $313.95 $448.94 $198.68 $339.25 11.4% 11.2% 0.4% 0.3% 25.1% 56.2% 43.8% 100.0% 24.5% 55.8% 44.2% 100.0% Total (1) Quality Mix 74.9% 75.5% 76.7% 77.5% (1) 6 (1) Does not include ancillary revenue. Q1 2025 Q1 2026

Senior Housing Operating Properties

(dollars in thousands, except RevPOR and ExPOR, and Pro-Rata)

Total Portfolio	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Properties	67	68	71	81	87
Consolidated total units	5,281	5,469	5,724	6,978	7,486
Consolidated average Occupancy	85.4%	85.5%	87.4%	89.0%	88.9%
Cash revenue[1]	$68,048	$71,659	$76,327	$91,134	$106,737
Operating expenses	56,293	57,649	61,001	71,423	80,957
Cash NOI[1]	$11,755	$14,010	$15,326	$19,711	$25,780
Cash NOI Margin %	17.3%	19.6%	20.1%	21.6%	24.2%
RevPOR	$5,064	$5,166	$5,177	$5,300	$5,600
ExPOR	$4,190	$4,156	$4,138	$4,154	$4,247
Consolidated Maintenance Capex	$2,814	$3,489	$4,559	$5,144	$3,586

Same-Store	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q1 2026 vs Q1 2025
Properties	64	64	64	64	64	
Consolidated units	5,096	5,098	5,103	5,103	5,107	
Consolidated average Occupancy	86.0%	85.9%	87.6%	89.0%	88.6%	255 bps
Same-Store revenue[1]	$66,408	$67,330	$68,675	$69,917	$71,199	7.2%
Same-Store operating expenses	54,181	53,975	54,986	55,978	56,563	4.4%
Compensation	32,424	32,845	33,413	33,959	34,333	5.9%
Controllable[2]	18,506	18,076	18,492	18,759	19,097	3.2%
Non-Controllable[3]	3,251	3,054	3,081	3,260	3,133	(3.6%)
Same-Store NOI[1]	$12,227	$13,355	$13,689	$13,939	$14,636	19.7%
Same-Store NOI Margin %	18.4%	19.8%	19.9%	19.9%	20.6%	214 bps
RevPOR	$5,087	$5,159	$5,161	$5,164	$5,281	3.8%
ExPOR	$4,151	$4,136	$4,132	$4,134	$4,195	1.1%

(1) See reconciliations in the appendix of this presentation.
(2) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(3) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT

7

ISHC & SHOP Partners (as of 3/31/2026) Number of Properties/Campuses Consolidated Beds/Units Partner/Operator State Trilogy Management Services Senior Solutions Management Group Great Lakes Management Compass Senior Living Heritage Senior Living Cogir Senior Living Priority Life Care Heritage Communities WellQuest Living IN,OH,KY,MI,WI,NM,NC TX,LA,MS,GA,AR,MO MN,WI OR,WA,ID PA,VA NC,WA,CA,UT IN,MI MO, NE, KS CA,UT 149 20 7 16 7 14 10 8 15,222 1,685 1,004 946 932 904 883 633 5 499 Total 236 22,708 8

Outpatient Medical

(dollars and square feet in thousands, except revenue per square foot and Cash NOI per square foot)

Total Portfolio	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Properties	81	78	73	71	71
Consolidated GLA (sq ft)	4,260	3,952	3,825	3,685	3,685
Ending Occupancy	87.4%	86.1%	86.5%	88.9%	88.2%
Cash revenue[1]	$32,697	$30,185	$30,131	$29,558	$29,993
Operating expenses	12,404	11,621	11,458	11,236	11,826
Cash NOI[1]	$20,293	$18,564	$18,673	$18,322	$18,167
Cash NOI Margin %	62.1%	61.5%	62.0%	62.0%	60.6%
Revenue per square foot	$30.70	$30.55	$31.51	$32.08	$32.56
Cash NOI per square foot	$19.05	$18.79	$19.53	$19.89	$19.72
Maintenance Capex	$7,355	$2,904	$4,924	$8,225	$2,107

Same-Store	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q1 2026 vs Q1 2025
Properties	65	65	65	65	65	
Consolidated GLA (sq ft)	3,256	3,259	3,259	3,259	3,259	
Ending Occupancy	93.5%	93.5%	93.3%	93.4%	93.0%	(56 bps)
Same-Store revenue[1]	$27,050	$27,015	$27,747	$27,627	$28,119	4.0%
Same-Store operating expenses	10,069	9,909	10,250	9,885	10,870	8.0%
Same-Store NOI[1]	$16,981	$17,106	$17,497	$17,742	$17,249	1.6%
Same-Store NOI Margin %	62.8%	63.3%	63.1%	64.2%	61.3%	(143 bps)
Same-Store revenue per square foot	$33.23	$33.16	$34.06	$33.91	$34.51	
Same-Store NOI per square foot	$20.86	$21.00	$21.48	$21.78	$21.17	

(1) See reconciliations in the appendix of this presentation.

American Healthcare REIT

9

Outpatient Medical (as of 3/31/2026) (dollars and square feet in thousands) Tenants ABR % 9.3% 3.0% 2.9% 2.6% 2.3% 79.8% S&P Credit Rating Christus Good Shepherd Health System Prime Healthcare Montefiore Medical Center Atrius Health, Inc. Cullman Regional Medical Center Remaining portfolio $7,970 2,565 2,470 2,294 1,967 A B BBB- A+ — 68,245 Various Total $85,511 100.0% OM by Location OM Absorption Occupied Square Feet as of December 31, 2025 Expirations Renewals 3,277 (111) 67 New leases 21 Adjustment/remeasurement Occupied Square Feet as of March 31, 2026 (4) 3,250 Trailing 12-months Retention 69.2% 10

Triple-Net Leased Properties

(dollars in thousands and Pro-Rata)

Total Portfolio	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Properties	19	19	18	18	18
AL/MC beds/units	538	538	538	538	538
SNF beds	960	960	882	882	882
Consolidated total beds/units [1]	1,498	1,498	1,420	1,420	1,420
Average operator Occupancy [1]	89.0%	89.3%	88.5%	89.2%	90.5%
Cash revenue [2]	$8,225	$8,247	$8,027	$8,053	$8,591
Debt security investment	1,481	1,163	1,165	1,167	1,158
Operating expenses	939	779	495	456	958
Cash NOI [2]	$8,767	$8,631	$8,697	$8,764	$8,791
Cash NOI Margin %	90.3%	91.7%	94.6%	95.1%	90.2%

Same-Store	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q1 2026 vs Q1 2025
Properties	17	17	17	17	17	
Consolidated beds/units [1]	1,364	1,364	1,364	1,364	1,364	
Average operator Occupancy [1]	89.0%	88.9%	88.2%	89.1%	90.6%	164 bps
Same-Store revenue [2]	$7,782	$7,803	$7,870	$7,896	$8,078	3.8%
Same-Store operating expenses	639	496	495	456	604	(5.5%)
Same-Store NOI [2]	$7,143	$7,307	$7,375	$7,440	$7,474	4.6%
Same-Store NOI Margin %	91.8%	93.6%	93.7%	94.2%	92.5%	73 bps
Same-Store NOI (constant currency) [3]	$7,230	$7,318	$7,374	$7,458	$7,474	3.4%

(1) Facilities are 100% triple-net leased and operators' occupancies exclude Hospitals.
(2) See reconciliations in the appendix of this presentation.
(3) Includes currency adjustment for UK properties at 3/31/2026 YTD average GBP/USD rate of 1.35.

American Healthcare REIT
11

Triple-Net Leased Properties Rent Coverage Stratification

	Contribution to Pro-Rata Cash NOI at each Coverage Stratification for Q1 2026[1]											
	Tenant EBITDAR Coverage						Tenant EBITDARM Coverage					
Coverage	Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases	Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases
< 0.80x	–	–	1.4%	1.4%	11.2	1	–	–	1.4%	1.4%	11.2	1
0.80x - 0.89x	–	–	–	–	–	–	–	–	–	–	–	–
0.90x - 0.99x	0.6%	–	–	0.6%	6.2	1	–	–	–	–	–	–
1.00x - 1.09x	–	0.1%	–	0.1%	8.0	1	–	–	–	–	–	–
1.10x - 1.19x	1.0%	–	–	1.0%	24.5	1	0.6%	–	–	0.6%	6.2	1
1.20x - 1.29x	–	1.4%	–	1.4%	15.3	1	–	–	–	–	–	–
1.30x - 1.39x	–	–	–	–	–	–	–	–	–	–	–	–
1.40x - 1.49x	–	–	–	–	–	–	1.0%	–	–	1.0%	24.5	1
1.50x - 1.59x	–	–	–	–	–	–	–	–	–	–	–	–
1.60x - 1.69x	–	–	–	–	–	–	–	–	–	–	–	–
1.70x - 1.79x	–	–	–	–	–	–	–	1.5%	–	1.5%	14.5	2
1.80x - 1.89x	–	–	–	–	–	–	–	–	–	–	–	–
1.90x - 1.99x	–	–	–	–	–	–	–	–	–	–	–	–
> 2.00x	–	1.0%	0.3%	1.3%	5.2	2	–	1.0%	0.3%	1.3%	5.2	2
Total	**1.6%**	**2.5%**	**1.7%**	**5.8%**	**12.4**	**7**	**1.6%**	**2.5%**	**1.7%**	**5.8%**	**12.4**	**7**
Segment rent coverage[2]	**1.10x**	**1.63x**	**1.13x**	**1.33x**			**1.34x**	**2.12x**	**1.37x**	**1.68x**		
Tenant Occupancy	**87.9%**	**92.2%**	**N/A**	**90.5%**			**87.9%**	**92.2%**	**N/A**	**90.5%**		

(1) Represents trailing twelve month coverage metrics as of December 31, 2025. Percentages are based on Pro-Rata Cash NOI for the three months ended March 31, 2026.
(2) Represents combined coverage metrics for all leases within each property type and total segment.

American Healthcare REIT

12

Revenue and Lease Expiration(1) (as of 3/31/2026) (dollars in thousands) Triple-Net Leased Properties OM % # of Expiring Total % % Year 2026 ABR(2) $4,309 9,134 of ABR 4.4% 9.2% Leases 56 Sq. Ft. of GLA ABR(2) $— of ABR Interest Income (3) Total $4,309 9,134 208 6.3% 0.0% 0.0% 0.0% 0.0% $— 0.0% 3.1% 6.5% 13.1% 2027 60 321 490 510 9.8% 14.9% 15.6% 11.6% 41.8% — — — — 0.0% 2028 14,334 14.5% 14,401 14.6% 11.7% 45,161 45.7% 63 4,013 100.0% 18,347 2029 64 53 124 — — — 0.0% 0.0% 0.0% 14,401 10.3% 17,320 12.3% 76,789 54.7% 2030 11,541 379 1,370 5,779 15.4% 31,628 84.6% Thereafter Total $98,881 100.0% 420 3,278 100.0% $37,407 100.0% $4,013 100.0% $140,300 100.0% (1) Excludes ISHC and SHOP. (2) Total ABR expiring in the applicable year. Month-to-month leases are included as expirations in 2026. (3) Represents total interest income from debt security investment. 13

Debt Maturities and Principal Payments (as of 3/31/2026) (dollars in thousands) Noncontrolling % of Combined Pro-Rata Debt Weighted Average Interest Rate (2) (3) Lines of Credit and Term Loan Mortgage Loans Payable Interest's Share of Mortgage Combined Pro-Rata Debt Period 2026 Loans Payable $— $154,167 $(8,008) $146,159 9.6% 3.05% 2027 2028 2029 2030 550,000 56,182 139,740 16,963 44,732 568,261 — — — — — 606,182 139,740 16,963 44,732 568,261 39.8% 9.2% 1.1% 2.9% 37.3% 4.74% 4.40% 3.36% 4.51% 3.74% — — — — Thereafter (1) Total $550,000 $980,045 $(8,008) $1,522,037 100.0% Weighted interest rate (2) (3) Weighted average maturity (years) Percentage of variable-rate debt 4.86% 0.8 3.73% 18.2 — % 2.64% 0.2 4.15% 12.0 — % — % — % (1) Debt maturing after 2030 has a weighted average maturity date of April 2053 (27 Years). 14 (2) Interest rates reflect two in-place swap derivatives for $350 million and $200 million with strikes at 3.51% and 3.52%, respectively, which mature on January 19, 2027. (3) Does not include interest rate impact from mortgage insurance premiums and equipment financing.

Year To Date 2026 Real Estate Acquisitions (dollars in thousands) Average Cost per Bed/Unit Number of Properties Gross Purchase Price Reportable Segment/Quarter Beds/Units SHOP Q1 2026 7 501 $162,750 $325 15

Real Estate Development & Expansions

(dollars in thousands)

Project Name	State	Segment	Type of Project	Beds/Units	Spent To Date	Total Expected Cost	Development Timing: Construction Start	Development Timing: Expected Completion
Portage	MI	ISHC	New Campus	108	$20,700	$23,152	Q3 2024	Q2 2026
Greenfield	IN	ISHC	IL Villas	16	4,684	4,684	Q4 2024	Q2 2026
Mooresville	IN	ISHC	Wing Expansion	27	2,406	4,463	Q1 2025	Q3 2026
Scio Township	MI	ISHC	New Campus	109	8,324	26,651	Q3 2025	Q1 2027
Holly	MI	ISHC	New Campus	114	4,109	29,692	Q3 2025	Q4 2027
Lowell	IN	ISHC	IL Villas	50	802	13,627	Q3 2025	Q2 2027
Noblesville	IN	ISHC	IL Villas	32	2,007	10,401	Q3 2025	Q4 2026
Lafayette	IN	ISHC	IL Villas	8	90	2,505	Q3 2025	Q4 2026
LaGrange	KY	ISHC	IL Villas	26	2,677	8,791	Q3 2025	Q1 2027
Harrison	OH	ISHC	IL Villas	32	80	9,653	Q3 2025	Q2 2027
Tiffin	OH	ISHC	IL Villas	30	244	8,429	Q3 2025	Q1 2027
Tiffin	OH	ISHC	Wing Expansion	18	804	2,968	Q3 2025	Q4 2026
Jasper	IN	ISHC	Wing Expansion	17	282	2,754	Q3 2025	Q1 2027
Warsaw	IN	ISHC	Wing Expansion	24	2,284	4,868	Q3 2025	Q4 2026
Waunakee	WI	ISHC	New Campus	176	1,574	19,283	Q1 2026	Q4 2027
Howell	MI	ISHC	Wing Expansion	36	1,299	2,006	Q1 2026	Q2 2026
Total				**823**	**$52,366**	**$173,927**		

Completed YTD Projects(1)

Project Name	State	Segment	Type of Project	Beds/Units	Total Cost	Construction Completion
Harrodsburg	KY	ISHC	IL Villas	32	$9,622	Q1 2026
Sylvania	OH	ISHC	IL Villas	26	8,741	Q1 2026
Ottawa	OH	ISHC	IL Villas	30	8,511	Q1 2026
Total				**88**	**$26,874**	

(1) Includes projects that have been completed YTD. Certain projects that have been completed may not yet be stabilized.

American Healthcare REIT
16

2026 Guidance[1]

(dollars in millions, except per share)

NAREIT FFO and NFFO Attributable to Common Stockholders

	2026 Guidance			
	FY 2026		FY 2026 - per diluted share	
	Low	High	Low	High
Net income attributable to common stockholders	$97.8	$109.1	$0.51	$0.57
Depreciation and amortization[2]	$271.0	$271.0	1.42	1.42
Impairment of real estate investments[2]	$0.4	$0.4	0.00	0.00
NAREIT FFO attributable to common stockholders	**$369.2**	**$380.5**	**$1.93**	**$1.99**
Amortization of other intangible assets/liabilities[2]	$1.3	$1.3	0.01	$0.01
Change in deferred rent[2]	$(2.3)	$(2.3)	(0.01)	$(0.01)
Non-cash impact of changes to equity plan[2&3]	$20.0	$20.0	0.10	$0.10
Other adjustments[4]	$(0.0)	$(0.0)	(0.00)	$(0.00)
Normalized FFO attributable to common stockholders	**$388.2**	**$399.5**	**$2.03**	**$2.09**
Weighted average diluted shares (in millions)	**191.1**	**191.1**		

FY 2026 Total Portfolio Same-Store NOI Growth Guidance

- **9.0% - 12.0%**

FY 2026 Segment-Level Same-Store NOI Growth Guidance

- **ISHC: 11.0% - 15.0%**
- **SHOP: 15.0% - 19.0%**
- **Outpatient Medical: 0.0% - 2.0%**
- **Triple-Net Leased Properties: 2.0 - 3.0%**

Other FY 2026 Guidance Assumptions

- **General and administrative expenses of $68 million to $74 million**
- **Interest expense of $82 million to $86 million**
- **Other income, net of $5 million to $8 million**
- **Expect to fund $100 million to $120 million for new development starts and on-going development projects**
- **Does not assume additional acquisitions beyond the ~$249.2 million closed YTD**

(1) The Company's guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside of the Company's control. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission. Totals may not add due to rounding. Non-GAAP financial measures and other terms, as used in this supplemental, are also defined and further explained in the appendix. The Company is unable to provide, without unreasonable effort, guidance for the most comparable GAAP financial measures of total revenues and property operating and maintenance expenses. Additionally, a reconciliation of the forward-looking non-GAAP financial measures of Same-Store NOI growth to the comparable GAAP financial measures cannot be provided without unreasonable effort because the Company is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net gain or loss on sale of real estate assets, stock-based compensation, casualty loss, non-Same-Store revenue, and non-Same-Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on the Company's GAAP results for the guidance period. See reconciliations in the appendix of this presentation.

(2) Amounts are presented net of noncontrolling interests' share and AHR's share of unconsolidated entities.

(3) Amounts represent amortization of equity compensation and fair value adjustments to performance-based equity compensation.

(4) Includes adjustments for capitalized interest, transaction, transition and restructuring costs and additional items as noted in the Company's definition for NFFO.

American Healthcare REIT 17

Components of NAV(1)

(dollars and square feet in thousands)

Segment	# of Properties/ Campuses	Square Feet	Total Beds/Units	Q1 2026 Cash NOI(2)	Q1 2026 Annualized Cash NOI(2)
ISHC	149	11,285	15,222	$78,520	$314,080
SHOP	87	6,682	7,486	25,837	103,348
Outpatient Medical	70	3,653		18,176	72,704
Triple-Net Leased Properties(3)	17	961	1,364	7,667	30,668
Total	323	22,581	24,072	$130,200	$520,800

Obligations	Pro-Rata	Consolidated	Weighted Avg. Interest Rate
Mortgage debt	$972,037	$980,045	3.73%
Revolving LOC(4)	—	—	5.02%
Term loan(5)	550,000	550,000	4.86%
Total debt	$1,522,037	$1,530,045	
Cash, cash equivalents and restricted cash pertaining to debt	(155,960)	(156,073)	
Net Debt	$1,366,077	$1,373,972	
Other tangible liabilities, net:			
Accounts payable and accrued liabilities	339,996	340,049	
Other	58,365	58,386	
Total other tangible liabilities, net	398,361	398,435	
Financing	33,599	33,599	
Lease obligations	130,798	130,806	
Net obligations	$1,928,835	$1,936,812	
Other Assets			
Debt security investment, gross	$92,222	$92,222	
Other tangible assets:			
Accounts receivable	241,593	241,594	
Capital expenditures	77,579	77,582	
Inventory	20,441	20,441	
Other	61,895	61,906	
Total other tangible assets	401,508	401,523	
Sold assets/assets expected to be sold	8,100	8,100	
Total other assets	$501,830	$501,845	
Common Shares and OP Units Issued and Outstanding			
Total common shares	189,942,357	189,942,357	
Total OP Units	1,936,425	1,936,425	
Total common shares and OP Units	191,878,782	191,878,782	

(1) Dollars, square feet and beds/units are presented on a consolidated basis as of March 31, 2026.
(2) Cash NOI is adjusted to exclude non-recurring items for the three months ended March 31, 2026.
(3) Excludes interest income from debt security investment.
(4) The Company amended its existing credit facility to increase the capacity under the revolving line of credit to $800 million from $600 million on April 1, 2026. As of May 7, 2026, there were no outstanding borrowings under the revolving line of credit, which would carry an interest rate of SOFR +120 basis points for any borrowings.
(5) Weighted average rates reflect in-place swap derivatives.

American Healthcare REIT
18

First Quarter 2026 Supplemental Appendix Non-GAAP Reconciliations and Defined Terms 19

FFO / NFFO Reconciliation[1]

(in thousands, except share and per share amounts)

	Q1 2026	Q1 2025
Net income (loss)	$24,011	$(6,840)
Depreciation and amortization related to real estate — consolidated properties	66,993	41,015
Depreciation and amortization related to real estate — unconsolidated entities	14	497
Impairment of real estate investments — consolidated properties	418	21,706
Loss on dispositions of real estate investments, net — consolidated properties	—	359
Net (income) loss attributable to noncontrolling interests	(298)	36
Depreciation, amortization, impairments and net loss on dispositions — noncontrolling interests	(784)	(892)
NAREIT FFO attributable to controlling interest	**90,354**	**55,881**
Transaction, transition and restructuring costs	1,971	1,837
Amortization of above- and below-market leases	330	413
Amortization of closing costs — debt security investment	12	37
Change in deferred rent	(582)	(672)
Non-cash impact of changes to equity instruments	4,858	2,551
Non-cash income tax benefit	(724)	—
Capitalized interest	(644)	(97)
Loss on debt extinguishments	—	508
(Gain) loss in fair value of derivative financial instruments	(1,527)	750
Foreign currency loss (gain)	819	(1,416)
Adjustments for unconsolidated entities	(1)	—
Adjustments for noncontrolling interests	(51)	(50)
Normalized FFO attributable to controlling interest	**$94,815**	**$59,742**
NAREIT FFO and Normalized FFO weighted average common share outstanding — diluted	187,970,438	157,428,446
NAREIT FFO per common share attributable to controlling interest — diluted	**$0.48**	**$0.35**
Normalized FFO per common share attributable to controlling interest — diluted	**$0.50**	**$0.38**
Distributions paid to common stockholders	$46,822	$39,548

(1) Totals may not add due to rounding.

American Healthcare REIT 20

Adjusted EBITDA Reconciliation (in thousands) Q1 2026 $24,011 Net income Interest expense, net (including amortization of deferred financing costs and debt discount/premium) Income tax benefit 18,796 (525) Depreciation and amortization (including amortization of leased assets and accretion of lease liabilities) 67,506 EBITDA 109,788 Income from unconsolidated entities (792) (696) 4,858 1,971 12 Straight line rent and amortization of above/below market leases Non-cash impact of changes to equity instruments Transaction, transition and restructuring costs Amortization of closing costs — debt security investment Foreign currency loss 819 Gain in fair value of derivative financial instruments Impairment of real estate investments (1,527) 418 Adjusted EBITDA $114,851 21

Coverage Ratios and Net Debt Reconciliation(1) (dollars in thousands) Q1 2026 Interest Coverage Ratios Interest expense(2) $18,796 Capitalized interest 644 Non-cash interest expense(3) Total Interest (1,412) $18,028 Interest Coverage Ratio(4) 6.4X Fixed Charges Coverage Ratio Total interest Secured debt principal amortization Total Fixed Charges $18,028 5,520 $23,548 Fixed Charge Coverage Ratio(4) 4.9X Total debt $1,530,045 (119,380) (36,693) $1,373,972 Cash and cash equivalents Restricted cash pertaining to debt Net Debt Net Debt-to-Annualized Adjusted EBITDA 3.0X (1) The details of the Adjusted EBITDA calculation can be found on the previous page. (2) Includes approximately $1.6 million of cash interest expense from mortgage insurance premiums and equipment financing. (3) Non-cash interest expense includes amortization of loan fees and debt discount/premium. (4) Interest Coverage Ratio calculated as Adjusted EBITDA divided by Total Interest. Fixed Charges Coverage Ratio calculated as Adjusted EBITDA divided by Total Fixed Charges. 22

Same-Store Property Reconciliation For the Three Months Ended March 31, 2026 Integrated Senior Health Campuses Triple-Net Leased Properties SHOP Outpatient Medical Total properties/campuses Recent acquisition 149 (23) (2) 87 (21) (1) 71 — 18 — Non-Core Properties (6) — (1) — Expansion and development Same-Store properties (9) (1) 115 64 65 17 23

Cash NOI Reconciliation

(in thousands)

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Net (loss) income	$(6,840)	$10,079	$56,639	$10,940	$24,011
General and administrative	13,155	14,943	14,108	16,529	17,605
Transaction, transition and restructuring costs	1,837	(79)	50	3,295	1,971
Depreciation and amortization	41,114	41,941	49,181	55,323	67,062
Interest expense	22,945	22,632	20,392	19,806	18,796
Loss (gain) in fair value of derivative financial instruments	750	629	(166)	(179)	(1,527)
Loss (gain) on dispositions of real estate investments, net	359	2,676	(691)	621	—
Impairment of real estate investments	21,706	12,659	3,768	11,802	418
Loss (gain) from unconsolidated entities	1,848	1,238	(462)	(657)	(792)
Gain on re-measurement of previously held equity interests	—	—	(14,580)	—	—
Foreign currency (gain) loss	(1,416)	(2,742)	977	6	819
Other income, net	(1,525)	(1,480)	(2,309)	(3,491)	(2,335)
Income tax expense (benefit)	604	732	(21,092)	(2,415)	(525)
Total NOI	94,537	103,228	105,815	111,580	125,503
Straight line rent	(735)	(821)	(730)	(793)	(780)
Facility rental expense	7,499	7,278	7,030	6,849	6,761
Other non-cash adjustments	202	182	133	163	14
Cash NOI from dispositions	(221)	(393)	(102)	27	10
Cash NOI attributable to noncontrolling interests [1]	(251)	(256)	(251)	(250)	(250)
Cash NOI [1]	$101,031	$109,218	$111,895	$117,576	$131,258

(1) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT 24

Same-Store Revenue Reconciliation (1/2)

(in thousands)

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Integrated Senior Health Campuses					
GAAP Revenue	$428,692	$429,350	$455,453	$472,577	$502,743
Cash revenue from dispositions	(1,480)	(1,201)	—	—	—
Cash revenue	427,212	428,149	455,453	472,577	502,743
Revenue attributable to new acquisitions/dispositions/other	(106,563)	(104,597)	(118,985)	(132,515)	(160,081)
Revenue attributable to Non-Core Properties	(6,203)	(6,400)	(6,655)	(6,680)	(6,554)
Same-Store revenue	$314,446	$317,152	$329,813	$333,382	$336,108
SHOP					
GAAP Revenue	$68,484	$71,935	$76,605	$91,410	$107,024
Cash revenue from dispositions	(166)	—	—	—	—
Cash revenue attributable to noncontrolling interests[1]	(270)	(276)	(278)	(276)	(287)
Cash revenue[1]	68,048	71,659	76,327	91,134	106,737
Revenue attributable to new acquisitions/dispositions	(413)	(2,996)	(6,208)	(19,788)	(34,027)
Revenue attributable to development conversion	(638)	(753)	(864)	(897)	(904)
Revenue attributable to Non-Core Properties	(589)	(580)	(580)	(532)	(607)
Same-Store revenue[1]	$66,408	$67,330	$68,675	$69,917	$71,199
Outpatient Medical					
GAAP Revenue	$33,194	$31,254	$31,181	$30,449	$30,842
Straight line rent	(173)	(259)	(243)	(363)	(358)
Other non-cash adjustments	(324)	(350)	(380)	(356)	(491)
Cash revenue from dispositions	—	(460)	(427)	(172)	—
Cash revenue	32,697	30,185	30,131	29,558	29,993
Revenue attributable to dispositions	(2,996)	(894)	(154)	—	—
Revenue attributable to Non-Core Properties	(2,651)	(2,276)	(2,230)	(1,931)	(1,874)
Same-Store revenue	$27,050	$27,015	$27,747	$27,627	$28,119

(1) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT
25

Same-Store Revenue Reconciliation (2/2)

(in thousands)

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Triple-Net Leased Properties					
GAAP Revenue	$10,233	$9,964	$9,698	$9,644	$10,165
Straight line rent	(562)	(562)	(487)	(430)	(422)
Other non-cash adjustments	225	199	200	200	200
Cash revenue from dispositions	–	–	(25)	–	–
Cash revenue attributable to noncontrolling interest[1]	(190)	(191)	(194)	(194)	(194)
Cash revenue[1]	9,706	9,410	9,192	9,220	9,749
Debt security investment	(1,481)	(1,163)	(1,165)	(1,167)	(1,158)
Revenue attributable to dispositions	(26)	(26)	–	–	–
Revenue attributable to Non-Core Properties	(156)	(157)	(157)	(157)	(159)
Other normalizing revenue adjustments	(261)	(261)	–	–	(354)
Same-Store revenue[1]	$7,782	$7,803	$7,870	$7,896	$8,078
Total Portfolio					
GAAP Revenue	$540,603	$542,503	$572,937	$604,080	$650,774
Straight line rent	(735)	(821)	(730)	(793)	(780)
Other non-cash adjustments	(99)	(151)	(180)	(156)	(291)
Cash revenue from dispositions	(1,646)	(1,661)	(452)	(172)	–
Cash revenue attributable to noncontrolling interests[1]	(460)	(467)	(472)	(470)	(481)
Cash revenue[1]	537,663	539,403	571,103	602,489	649,222
Debt security investment	(1,481)	(1,163)	(1,165)	(1,167)	(1,158)
Revenue attributable to new acquisitions/dispositions/other	(109,998)	(108,513)	(125,347)	(152,303)	(194,108)
Revenue attributable to development conversion	(638)	(753)	(864)	(897)	(904)
Revenue attributable to Non-Core Properties	(9,599)	(9,413)	(9,622)	(9,300)	(9,194)
Other normalizing revenue adjustments	(261)	(261)	–	–	(354)
Same-Store revenue[1]	$415,686	$419,300	$434,105	$438,822	$443,504

(1) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT 26

Same-Store NOI Reconciliation (1/2)

(in thousands)

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Integrated Senior Health Campuses					
NOI	$52,991	$60,933	$62,169	$63,930	$71,759
Facility rental expense	7,499	7,278	7,030	6,849	6,761
Cash NOI from dispositions	(274)	(198)	–	–	–
Cash NOI	60,216	68,013	69,199	70,779	78,520
New acquisitions/dispositions/other	(337)	(5,589)	(6,538)	(5,852)	(9,933)
Non-Core Properties	(770)	(974)	(1,078)	(1,011)	(912)
Other normalizing adjustments	–	–	1,044	–	–
Same-Store NOI	$59,109	$61,450	$62,627	$63,916	$67,675
SHOP					
NOI	$11,762	$14,067	$15,359	$19,764	$25,837
Cash NOI from dispositions	55	8	25	4	–
Cash NOI attributable to noncontrolling interests[1]	(62)	(65)	(58)	(57)	(57)
Cash NOI[1]	11,755	14,010	15,326	19,711	25,780
New acquisitions/dispositions	194	(1,044)	(1,921)	(6,089)	(11,408)
Development conversion	360	277	343	301	330
Non-Core Properties	(82)	(35)	(59)	16	(66)
Other normalizing adjustments	–	147	–	–	–
Same-Store NOI[1]	$12,227	$13,355	$13,689	$13,939	$14,636
Outpatient Medical					
NOI	$20,509	$19,062	$19,128	$18,717	$18,718
Straight line rent	(173)	(259)	(243)	(363)	(358)
Other non-cash adjustments	(41)	(36)	(85)	(55)	(203)
Cash NOI from dispositions	(2)	(203)	(127)	23	10
Cash NOI	20,293	18,564	18,673	18,322	18,167
Dispositions	(1,585)	(261)	83	–	–
Non-Core Properties	(1,727)	(1,197)	(1,259)	(898)	(918)
Other normalizing adjustments	–	–	–	318	–
Same-Store NOI	$16,981	$17,106	$17,497	$17,742	$17,249

(1) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

27

Same-Store NOI Reconciliation (2/2)

(in thousands)

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Triple-Net Leased Properties					
NOI	$9,275	$9,166	$9,159	$9,169	$9,189
Straight line rent	(562)	(562)	(487)	(430)	(422)
Other non-cash adjustments	243	218	218	218	217
Cash NOI attributable to noncontrolling interest[1]	(189)	(191)	(193)	(193)	(193)
Cash NOI[1]	8,767	8,631	8,697	8,764	8,791
Debt security investment	(1,481)	(1,163)	(1,165)	(1,167)	(1,158)
Dispositions	12	(9)	–	–	–
Non-Core Properties	(155)	(152)	(157)	(157)	(159)
Same-Store NOI[1]	$7,143	$7,307	$7,375	$7,440	$7,474
Total Portfolio					
NOI	$94,537	$103,228	$105,815	$111,580	$125,503
Straight line rent	(735)	(821)	(730)	(793)	(780)
Facility rental expense	7,499	7,278	7,030	6,849	6,761
Other non-cash adjustments	202	182	133	163	14
Cash NOI from dispositions	(221)	(393)	(102)	27	10
Cash NOI attributable to noncontrolling interests[1]	(251)	(256)	(251)	(250)	(250)
Cash NOI[1]	101,031	109,218	111,895	117,576	131,258
Debt security investment	(1,481)	(1,163)	(1,165)	(1,167)	(1,158)
New acquisitions/dispositions/other	(1,716)	(6,903)	(8,376)	(11,941)	(21,341)
Development conversion	360	277	343	301	330
Non-Core Properties	(2,734)	(2,358)	(2,553)	(2,050)	(2,055)
Other normalizing adjustments	–	147	1,044	318	–
Same-Store NOI[1]	$95,460	$99,218	$101,188	$103,037	$107,034

(1) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT 28

Defined Terms • Adjusted EBITDA: EBITDA excluding the impact of income or loss from unconsolidated entities, straight line rent and amortization of above/below market leases, non- cash impact of changes to equity instruments, transaction, transition and restructuring costs, gain or loss on sales of real estate investments, amortization of closing costs for debt security instrument, unrealized foreign currency gain or loss, change in fair value of derivative financial instruments, impairments of real estate investments, impairments of intangible assets and goodwill, and non-recurring one-time items. • • • • • Affiliated: An OM (as defined on the next page) that, as of a specified date, has 25.0% or more of its square footage occupied by at least one healthcare system. AL: Assisted living units. Annualized Adjusted EBITDA: Current period (shown as quarterly) Adjusted EBITDA multiplied by 4. Annualized Base Rent or ABR: Contractual base rent for the last month of the applicable period multiplied by 12. Cash NOI: NOI excluding the impact of, without duplication, (1) non-cash items such as straight-line rent and the amortization of lease intangibles, (2) third-party facility rent payments and (3) other items set forth in the Cash NOI reconciliation included herein. Both Cash NOI and Same-Store NOI include Pro-Rata ownership and other adjustments. • • EBITDA: A non-GAAP financial measure that is defined as earnings before interest, taxes, depreciation and amortization. EBITDAR: Earnings before interest, taxes, depreciation, amortization and facilities rent. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDAR and have not independently verified the information. • • • EBITDAR Coverage: The ratio of EBITDAR to contractual rent for leases or interest and principal payments for loans. EBITDAR Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations. EBITDARM: Earnings before interest, taxes, depreciation, amortization, facilities rent and management fees. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDARM and have not independently verified the information. EBITDARM Coverage: The ratio of EBITDARM to contractual rent for leases or interest and principal payments for loans. EBITDARM Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator or borrower to pay rent and meet other obligations, assuming that management fees are not paid. • • ExPOR: Expense per occupied unit. ExPOR is calculated as total expense generated by occupied units divided by the number of occupied units. GAAP Revenue: Revenue recognized in accordance with Generally Accepted Accounting Principles (“GAAP”), which includes straight line rent and other non-cash adjustments. • • GLA: Gross leasable area. Hospitals: Hospital properties typically will include acute care, long-term acute care, specialty and rehabilitation hospitals and generally will be leased to single tenants or operators under triple-net lease structures. IL: Independent living units. • • Integrated Senior Health Campuses or ISHC: Integrated senior health campuses include a range of senior care, including independent living, assisted living, memory care, skilled nursing services and certain ancillary businesses. Integrated senior health campuses are operated utilizing a RIDEA Structure. Maintenance Capex: AHR-invested capital expenditures, whether routine or non-routine (including second generation tenant incentives and leasing commissions), that are not expected to generate incremental income for the Company. • • • MC: Memory-care units. NAREIT FFO or FFO: Funds from operations attributable to controlling interest; a non-GAAP financial measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT (the “White Paper”). The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets, gains or losses upon consolidation of a previously held equity interest, and impairment write-downs of certain real estate assets and investments, plus depreciation and amortization related to real estate, after adjustments for unconsolidated partnerships and joint ventures. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that impairments are based on estimated future undiscounted cash flows. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. 29

Defined Terms • • • NAV: Net asset value. Net Debt: Total Debt, excluding operating lease liabilities, less cash and cash equivalents and restricted cash related to debt. NOI: Net operating income; a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, transaction, transition and restructuring costs, depreciation and amortization, interest expense, gain or loss in fair value of derivative financial instruments, gain or loss on dispositions, impairments of real estate investments, impairments of intangible assets and goodwill, income or loss from unconsolidated entities, gain on re-measurement of previously held equity interest, foreign currency gain or loss, other income or expense and income tax benefit or expense. • • Cash NOI Margin: Calculated by dividing NOI by revenue. Non-Core Properties: Assets that have been deemed not essential to generating future economic benefit or value to our day-to-day operations and/or are scheduled to be sold. • Normalized FFO or NFFO: FFO further adjusted for the following items included in the determination of GAAP net income (loss): transaction, transition and restructuring costs; amounts relating to changes in deferred rent and amortization of above and below-market leases (which are adjusted in order to reflect such payments from a GAAP accrual basis); the non-cash impact of changes to our equity instruments; non-cash or non-recurring income or expense; the noncash effect of income tax benefits or expenses; capitalized interest; impairments of intangible assets and goodwill; amortization of closing costs on debt investments; mark-to-market adjustments included in net income (loss); gains or losses included in net income (loss) from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan; and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect Normalized FFO on the same basis. • Occupancy: With respect to OM, the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. With respect to all other property types, occupancy represents average quarterly operating occupancy based on the most recent quarter of available data. The Company uses unaudited, periodic financial information provided solely by tenants to calculate occupancy and has not independently verified the information. OM: Outpatient Medical properties. OP Unit: Units of limited partnership interest in the Operating Partnership, which are redeemable for cash or, at our election, shares of our common stock on a one-for- one basis, subject to certain adjustments. • • • • Operating Partnership: American Healthcare REIT Holdings, LP, a Delaware limited partnership, through which we conduct substantially all of our business and of which Continental Merger Sub, LLC, a Delaware limited liability company and our wholly-owned subsidiary, is the sole general partner. Pro-Rata: As of March 31, 2026, we owned and/or operated six other buildings through entities of which we owned between 90.0% and 90.6% of the ownership interests. Because we have a controlling interest in these entities, these entities and the properties these entities own are consolidated in our financial statements in accordance with GAAP. However, while such properties are presented in our financial statements on a consolidated basis, we are only entitled to our Pro-Rata share of the net cash flows generated by such properties. As a result, we have presented certain property information herein based on our Pro-Rata ownership interest in these entities and the properties these entities own, as of the applicable date, and not on a consolidated basis. In such instances, information is noted as being presented on a “Pro-Rata share” basis. • Quality Mix: Total number of Medicare, Managed Care, Medicare Advantage and private days or revenue divided by the total number of actual patient days or total revenue for all payor types within Skilled Nursing and Senior Housing beds in the ISHC segment. 30

Defined Terms • Retention: The ratio of total renewed square feet and month-to-month leases retained to the total square feet expiring, excluding the square feet for tenant leases terminated and leases in assets expected to be sold for the trailing 12-months. • • RevPOR: Revenue per occupied room. RevPOR is calculated as total revenue generated by occupied units divided by the number of occupied units. RIDEA Structure: A structure permitted by the REIT Investment Diversification and Empowerment Act of 2007, pursuant to which we lease certain healthcare real estate properties to a wholly-owned taxable REIT subsidiary (TRS), which in turn contracts with an eligible independent contractor (EIK) to operate such properties for a fee. Under this structure, the EIK receives management fees, and the TRS receives revenue from the operation of the healthcare real estate properties and retains, as profit, any revenue remaining after payment of expenses (including intercompany rent paid to us and any taxes at the TRS level) necessary to operate the property. Through the RIDEA structure, in addition to receiving rental revenue from the TRS, we retain any after-tax profit from the operation of the healthcare real estate properties and benefit from any improved operational performance while bearing the risk of any decline in operating performance at the properties. Same-Store or SS: Properties owned or consolidated the full year in both comparison years and that are not otherwise excluded. Properties are excluded from Same- Store if they are: (1) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (2) impacted by materially disruptive events, such as flood or fire for an extensive period of time; or (3) scheduled to undergo or currently undergoing major expansions/renovations or business model transitions or have transitioned business models after the start of the prior comparison period. • • • Same-Store NOI or SS NOI: Cash NOI for our Same-Store properties. Same-Store NOI is used to evaluate the operating performance of our properties using a consistent population which controls for changes in the composition of our portfolio. Both Cash NOI and Same-Store NOI include ownership and other adjustments. Senior Housing-Leased: Senior housing facilities cater to different segments of the elderly population based upon their personal needs and include assisted living, memory care and independent living. Residents of assisted living facilities typically require limited medical care and need assistance with eating, bathing, dressing and/or medication management, and those services can be provided by staff at the facility. Resident programs offered at such facilities may include transportation, social activities and exercise and fitness programs. Our Senior Housing-Leased properties are triple-net leased. • • • • SHOP: Senior housing operating properties. SNFs: Skilled nursing facilities. Square Feet or Sq. Ft.: Net rentable square feet calculated utilizing Building Owners and Managers Association measurement standards. Total Debt: The principal balances of the Company’s revolving credit facilities, term loan and secured indebtedness as reported in the Company’s consolidated financial statements. • • Trilogy: Trilogy Investors, LLC; one of our consolidated subsidiaries, in which we indirectly own a 100% interest in Trilogy as of March 31, 2026. Triple-Net Leased: A lease where the tenant is responsible for making rent payments, maintaining the leased property, and paying property taxes and other expenses. 31